Name	Ticker Symbol
ERShares Entrepreneurs ETF	ENTR
ERShares NextGen Entrepreneurs ETF	ERSX

Supplement dated February 13, 2024
to the Funds’ Prospectus and Statement of Additional Information
dated October 28, 2023, as previously supplemented November 14, 2023.

On February 12, 2024, the Board of Trustees of the EntrepreneurShares Series Trust (the “Board”), based upon the recommendation of Capital Impact Advisors, LLC (the “Advisor”), authorized an orderly liquidation of the ERShares NextGen Entrepreneurs ETF (the “Fund”), a series of EntrepreneurShares Series Trust (the “Trust”). The Advisor informed the Board of its view that the Fund could not continue to conduct business and operations in an economically efficient manner over the long-term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board. After considering all the information presented to the Board by the Advisor, the Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders. The Board has determined that a liquidation payment to the then-remaining shareholders will take place on or about February 29, 2024 (“Liquidation Date”).

The last day of trading of the Fund’s shares on The Nasdaq Stock Market LLC. (“Nasdaq”) will be February 23, 2024 (the “Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

From the Closing Date (February 23, 2024), through the Liquidation Date (February 29, 2024), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period.

Shareholders of record remaining on the Liquidation Date (February 29, 2024) will receive cash at the net asset value of their shares as of that date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event.

Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

For additional information regarding the liquidation, shareholders of the Fund may call 1-877-271-8811.

This Supplement, the Funds’ Prospectus, and Statement of Additional Information, dated October 28, 2023, and as previously supplemented November 13, 2023, provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus, Statement of Additional Information and supplement have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-877-271-8811.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE